UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2005

MEDTOX SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11394	95-3863205
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

402 West County Road D, St. Paul, Minnesota	55112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 636-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure

Attached as Exhibit 99.1 is a MEDTOX Scientific, Inc. corporate presentation that has or may be given to investors beginning on November 3, 2005. The information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is furnished as part of this report:

Exhibit No.	Description
99.1	MEDTOX Scientific, Inc. Corporate Presentation, November 3, 2005. (solely furnished and not filed under Item 7.01)

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SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTOX Scientific, Inc.

Date: November 3, 2005	By: /s/ Richard J. Braun
Name: Richard J. Braun
Title: Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	MEDTOX Scientific, Inc. Corporate Presentation, November 3, 2005. (solely furnished and not filed under Item 7.01)

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